Exhibit (m)(2): Calculations of Illustrations for VUL IV/VUL IV - ES

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $13,616.53
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                $11,026.80
+ Annual Premium*                                $ 3,500.00
- Premium Expense Charge**                       $   175.00
- Monthly Deduction***                           $   461.71
- Mortality & Expense Charge****                 $   126.91
+ Hypothetical Rate of Return*****               $  (146.65)
                                                 ----------
=                                                $   13,617 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                       COI
-----                     -------
1                         $ 38.43
2                         $ 38.44
3                         $ 38.45
4                         $ 38.46
5                         $ 38.46
6                         $ 38.47
7                         $ 38.48
8                         $ 38.49
9                         $ 38.50
10                        $ 38.50
11                        $ 38.51
12                        $ 38.52
Total                     $461.71

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                   Interest
-----                   --------
1                       $ (12.52)
2                       $ (12.46)
3                       $ (12.41)
4                       $ (12.35)
5                       $ (12.30)
6                       $ (12.25)
7                       $ (12.19)
8                       $ (12.14)
9                       $ (12.09)
10                      $ (12.03)
11                      $ (11.98)
12                      $ (11.93)
Total                   $(146.65)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $13,616.53
- Year 5 Surrender Charge       $ 2,703.00
                                ----------
=                               $   10,914 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $16,374.13
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4              $12,860.09
+ Annual Premium*                              $ 3,500.00
- Premium Expense Charge**                     $   175.00
- Monthly Deduction***                         $   458.05
- Mortality & Expense Charge****               $   143.45
+ Hypothetical Rate of Return*****             $   790.55
                                               ----------
=                                              $   16,374 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                     COI
-----                    -------
1                        $ 38.18
2                        $ 38.18
3                        $ 38.18
4                        $ 38.18
5                        $ 38.17

6                        $ 38.17
7                        $ 38.17
8                        $ 38.17
9                        $ 38.17
10                       $ 38.16
11                       $ 38.16
12                       $ 38.16
Total                    $458.05

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                    Interest
-----                    --------
1                        $ 65.53
2                        $ 65.59
3                        $ 65.66
4                        $ 65.72
5                        $ 65.78
6                        $ 65.85
7                        $ 65.91
8                        $ 65.97
9                        $ 66.04
10                       $ 66.10
11                       $ 66.17
12                       $ 66.23
Total                    $790.55

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $16,374.13
- Year 5 Surrender Charge        $ 2,703.00
                                 ----------
=                                $   13,671 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $20,300.76
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $14,926.79
+ Annual Premium*                           $ 3,500.00
- Premium Expense Charge**                  $   175.00
- Monthly Deduction***                      $   453.86
- Mortality & Expense Charge****            $   162.08
+ Hypothetical Rate of Return*****          $ 1,973.83
                                            ----------
=                                           $   19,610 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                      COI
-----                    -------
1                        $ 37.90
2                        $ 37.89
3                        $ 37.87
4                        $ 37.86
5                        $ 37.84
6                        $ 37.83
7                        $ 37.81
8                        $ 37.80
9                        $ 37.78
10                       $ 37.77
11                       $ 37.75
12                       $ 37.74
Total                    $453.86

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                    Interest
-----                    ---------
1                        $  159.14
2                        $  160.09
3                        $  161.04
4                        $  162.00
5                        $  162.97
6                        $  163.95
7                        $  164.93
8                        $  165.92
9                        $  166.92
10                       $  167.93
11                       $  168.95
12                       $  169.98
Total                    $1,973.83

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $19,609.68
- Year 5 Surrender Charge        $ 2,703.00
                                 ----------
=                                $   16,907 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $97,997.45
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4              $ 79,451.93
+ Annual Premium*                              $ 25,000.00
- Premium Expense Charge**                     $  1,250.00
- Monthly Deduction***                         $  3,236.46
- Mortality & Expense Charge****               $    913.00
+ Hypothetical Rate of Return*****             $ (1,055.02)
                                               -----------
=                                              $    97,997 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                      COI
-----                   ---------
1                       $  269.36
2                       $  269.43
3                       $  269.49
4                       $  269.55
5                       $  269.61
6                       $  269.67
7                       $  269.74
8                       $  269.80
9                       $  269.86
10                      $  269.92
11                      $  269.98
12                      $  270.04
Total                   $3,236.46

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                     Interest
-----                   -----------
1                       $   (90.01)
2                       $   (89.63)
3                       $   (89.25)
4                       $   (88.87)
5                       $   (88.49)
6                       $   (88.10)
7                       $   (87.73)
8                       $   (87.35)
9                       $   (86.97)
10                      $   (86.59)
11                      $   (86.21)
12                      $   (85.84)
Total                   $(1,055.02)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $97,997.45
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                    $   77,157 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $117,851.01
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $92,653.82
+ Annual Premium*                           $25,000.00
- Premium Expense Charge**                  $ 1,250.00
- Monthly Deduction***                      $ 3,208.66
- Mortality & Expense Charge****            $ 1,032.09
+ Hypothetical Rate of Return*****          $ 5,687.94
                                            ----------
=                                           $  117,851 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                      COI
-----                   ---------
1                       $  267.48
2                       $  267.47
3                       $  267.45
4                       $  267.43
5                       $  267.41
6                       $  267.40
7                       $  267.38
8                       $  267.36
9                       $  267.35
10                      $  267.33
11                      $  267.31
12                      $  267.29
Total                   $3,208.66

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                   Interest
-----                   ---------
1                       $  471.32
2                       $  471.80
3                       $  472.28
4                       $  472.77
5                       $  473.25
6                       $  473.74
7                       $  474.23
8                       $  474.72
9                       $  475.21
10                      $  475.71
11                      $  476.20
12                      $  476.70
Total                   $5,687.94

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $117,851.01
- Year 5 Surrender Charge            $ 20,840.00
                                     -----------
=                                    $    97,011 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $141,146.60
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4             $107,536.63
+ Annual Premium*                             $ 25,000.00
- Premium Expense Charge**                    $  1,250.00
- Monthly Deduction***                        $  3,176.75
- Mortality & Expense Charge****              $  1,166.31
+ Hypothetical Rate of Return*****            $ 14,203.03
                                              -----------
=                                             $   141,147 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                      COI
-----                   ---------
1                       $  265.36
2                       $  265.25
3                       $  265.14
4                       $  265.02
5                       $  264.91
6                       $  264.79
7                       $  264.68

8                       $  264.56
9                       $  264.44
10                      $  264.32
11                      $  264.20
12                      $  264.08
Total                   $3,176.75

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                    Interest
-----                   ----------
1                       $ 1,144.79
2                       $ 1,151.65
3                       $ 1,158.57
4                       $ 1,165.55
5                       $ 1,172.58
6                       $ 1,179.67
7                       $ 1,186.82
8                       $ 1,194.03
9                       $ 1,201.29
10                      $ 1,208.62
11                      $ 1,216.00
12                      $ 1,223.45
Total                   $14,203.03

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $141,146.60
- Year 5 Surrender Charge            $ 20,840.00
                                     -----------
=                                    $   120,307 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $12,568.07
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4         $10,214.39
+ Annual Premium*                         $ 3,500.00
- Premium Expense Charge**                $   175.00
- Monthly Deduction***                    $   716.20
- Mortality & Expense Charge****          $   118.35
+ Hypothetical Rate of Return*****        $  (136.76)
                                          ----------
=                                         $   12,568 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                      COI
-----                    -------
1                        $ 52.10
2                        $ 52.12
3                        $ 52.13
4                        $ 52.15
5                        $ 52.16
6                        $ 52.18
7                        $ 52.19
8                        $ 52.21
9                        $ 52.22
10                       $ 52.24
11                       $ 52.25
12                       $ 52.26
Total                    $626.20

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                   Interest
-----                   ---------
1                       $ (11.79)
2                       $ (11.72)
3                       $ (11.65)
4                       $ (11.57)
5                       $ (11.50)
6                       $ (11.43)
7                       $ (11.36)
8                       $ (11.29)
9                       $ (11.22)
10                      $ (11.15)
11                      $ (11.08)
12                      $ (11.01)
Total                   $(136.76)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $12,568.07
- Year 5 Surrender Charge            $ 2,703.00
                                     ----------
=                                    $    9,865 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $15,167.63
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4         $11,949.56
+ Annual Premium*                         $ 3,500.00
- Premium Expense Charge**                $   175.00
- Monthly Deduction***                    $   711.53
- Mortality & Expense Charge****          $   134.02
+ Hypothetical Rate of Return*****        $   738.62
                                          ----------
=                                         $   15,168 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                      COI
-----                    -------
1                        $ 51.79
2                        $ 51.79
3                        $ 51.79
4                        $ 51.79
5                        $ 51.79
6                        $ 51.79
7                        $ 51.79
8                        $ 51.80
9                        $ 51.80
10                       $ 51.80
11                       $ 51.80
12                       $ 51.80
Total                    $621.53

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                   Interest
-----                   --------
1                       $ 61.75
2                       $ 61.71
3                       $ 61.68
4                       $ 61.64
5                       $ 61.61
6                       $ 61.57

7                       $ 61.53
8                       $ 61.50
9                       $ 61.46
10                      $ 61.43
11                      $ 61.39
12                      $ 61.35
Total                   $738.62

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $15,167.63
- Year 5 Surrender Charge            $ 2,703.00
                                     ----------
=                                    $   12,465 (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $18,223.13
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4         $13,908.53
+ Annual Premium*                         $ 3,500.00
- Premium Expense Charge**                $   175.00
- Monthly Deduction***                    $   706.16
- Mortality & Expense Charge****          $   151.71
+ Hypothetical Rate of Return*****        $ 1,847.47
                                          ----------
=                                         $   18,223 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                      COI
-----                    -------
1                        $ 51.43
2                        $ 51.41
3                        $ 51.40
4                        $ 51.38
5                        $ 51.37
6                        $ 51.35
7                        $ 51.34
8                        $ 51.32
9                        $ 51.31
10                       $ 51.29
11                       $ 51.28
12                       $ 51.26
Total                    $616.16

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                   Interest
-----                   ---------
1                       $  150.06
2                       $  150.75
3                       $  151.45
4                       $  152.15
5                       $  152.85
6                       $  153.56
7                       $  154.28
8                       $  155.00
9                       $  155.73
10                      $  156.47
11                      $  157.21
12                      $  157.96
Total                   $1,847.47

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $18,223.13
- Year 5 Surrender Charge            $ 2,703.00
                                     ----------
=                                    $   15,520 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $86,169.99
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $70,321.97
+ Annual Premium*                           $25,000.00
- Premium Expense Charge**                  $ 1,250.00
- Monthly Deduction***                      $ 6,141.67
- Mortality & Expense Charge****            $   816.64
+ Hypothetical Rate of Return*****          $  (943.67)
                                            ----------
=                                           $   86,170 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                      COI
-----                   ---------
1                       $  503.34
2                       $  503.52
3                       $  503.69
4                       $  503.87
5                       $  504.05
6                       $  504.22
7                       $  504.39
8                       $  504.57

9                       $  504.74
10                      $  504.92
11                      $  505.09
12                      $  505.26
Total                   $6,051.67

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                   Interest
-----                   ---------
1                       $ (81.82)
2                       $ (81.24)
3                       $ (80.66)
4                       $ (80.08)
5                       $ (79.50)
6                       $ (78.92)
7                       $ (78.35)
8                       $ (77.77)
9                       $ (77.20)
10                      $ (76.62)
11                      $ (76.05)
12                      $ (75.48)
Total                   $(943.67)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $86,169.99
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                    $   65,330 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $104,255.40
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4         $82,422.41
+ Annual Premium*                         $25,000.00
- Premium Expense Charge**                $ 1,250.00
- Monthly Deduction***                    $ 6,094.41
- Mortality & Expense Charge****          $   926.03
+ Hypothetical Rate of Return*****        $ 5,103.44
                                          ----------
=                                         $  104,255 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                      COI
-----                   ---------
1                       $  500.14
2                       $  500.18
3                       $  500.22
4                       $  500.26
5                       $  500.30
6                       $  500.35
7                       $  500.39
8                       $  500.43
9                       $  500.47
10                      $  500.52
11                      $  500.56
12                      $  500.60
Total                   $6,004.41

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                   Interest
-----                   ---------
1                       $  428.83
2                       $  428.19
3                       $  427.55
4                       $  426.91
5                       $  426.27
6                       $  425.62
7                       $  424.98
8                       $  424.33
9                       $  423.67
10                      $  423.02
11                      $  422.36
12                      $  421.70
Total                   $5,103.44

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $104,255.40
- Year 5 Surrender Charge            $ 20,840.00
                                     -----------
=                                    $    83,415 (rounded to the nearest dollar)

III. THE 12% GROSS GURANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $125,537.26
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4             $96,095.30
+ Annual Premium*                             $25,000.00
- Premium Expense Charge**                    $ 1,250.00
- Monthly Deduction***                        $ 6,040.02
- Mortality & Expense Charge****              $ 1,049.58
+ Hypothetical Rate of Return*****            $12,781.56
                                              ----------
=                                             $  125,537 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                      COI
-----                   ---------
1                       $  496.51
2                       $  496.39
3                       $  496.27
4                       $  496.15
5                       $  496.03
6                       $  495.90
7                       $  495.78
8                       $  495.65
9                       $  495.52
10                      $  495.40
11                      $  495.27
12                      $  495.14
Total                   $5,950.02

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                   Interest
-----                  ----------
1                      $ 1,042.74
2                      $ 1,046.70
3                      $ 1,050.69
4                      $ 1,054.72
5                      $ 1,058.77
6                      $ 1,062.87
7                      $ 1,066.99

8                      $ 1,071.16
9                      $ 1,075.35
10                     $ 1,079.58
11                     $ 1,083.85
12                     $ 1,088.15
Total                  $12,781.56

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $125,537.26
- Year 5 Surrender Charge            $ 20,840.00
                                     -----------
=                                    $   104,697 (rounded to the nearest dollar)